UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934

(Amendment No.                    )

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☐	Soliciting Material Pursuant to §240.14a-12

Nuveen Energy MLP Total Return Fund

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NUVEEN ENERGY MLP TOTAL RETURN FUND (JMF)

NUVEEN ALL CAP ENERGY MLP OPPORTUNITIES FUND (JMLP)

333 WEST WACKER DRIVE

CHICAGO, ILLINOIS 60606

NOTICE OF SPECIAL MEETING OF SHAREHOLDERS

TO BE HELD ON NOVEMBER 21, 2019

Notice is hereby given that a Joint Special Meeting of Shareholders (the “Special Meeting”) of Nuveen Energy MLP Total Return Fund (“Total Return Fund”) and Nuveen All Cap Energy MLP Opportunities Fund (“Opportunities Fund” and together with Total Return Fund, the “Funds” and each, a “Fund”) will be held in the offices of Nuveen Investments, Inc., 333 West Wacker Drive, Chicago, Illinois 60606, on Monday, November 21, 2019, at [•] [p][a].m., Central time, for the following purposes:

1.	To approve a new investment sub-advisory agreement between Nuveen Fund Advisors, LLC (the “Adviser”), as investment adviser, and Tortoise Capital Advisors, L.L.C., as investment sub-adviser.

2.	To transact such other business as may properly come before the Special Meeting or any adjournments or postponements thereof.

Only shareholders of record of a Fund as of the close of business on September 10, 2019 are entitled to notice of and to vote at the Special Meeting and any adjournments, postponements or delays thereof.

All shareholders of the Funds are cordially invited to attend the Special Meeting. In order to avoid delay and additional expense for the Funds, and to assure that your shares are represented, please vote as promptly as possible, whether or not you plan to attend the Special Meeting. You may vote by mail, by telephone or over the Internet.

To vote by mail, please mark, sign, date and mail the enclosed proxy card. No postage is required if mailed in the United States.

To vote by telephone, please call the toll-free number located on your proxy card and follow the recorded instructions, using your proxy card as a guide.

To vote over the Internet, go to the Internet address provided on your proxy card and follow the instructions, using your proxy card as a guide.

If you intend to attend the Special Meeting in person and you are a record holder of the Fund’s shares, in order to gain admission you must show photographic identification, such as your driver’s license. If you intend to attend the Special Meeting in person and you hold your shares through a bank, broker or other custodian, in order to gain admission you must show photographic identification, such as your driver’s license, and satisfactory proof of ownership of shares of a Fund, such as your voting instruction form (or a copy thereof) or broker’s statement indicating ownership as of a recent date. If you hold your shares in a brokerage account or through a bank or other nominee, you will not be able to vote in person at the Special Meeting unless you have previously requested and obtained a “legal proxy” from your broker, bank or other nominee and present it at the Special Meeting.

Gifford R. Zimmerman

Vice President and Secretary

Nuveen Energy MLP Total Return Fund

Nuveen All Cap Energy MLP Opportunities Fund

INFORMATION TO HELP YOU UNDERSTAND

AND VOTE ON THE PROPOSAL

Although we recommend that you read the complete Proxy Statement, for your convenience we have provided a brief overview of the issues to be voted on.

Q:	Why am I receiving the enclosed Proxy Statement?

A:

You are receiving the Proxy Statement in connection with the joint special shareholder meeting (the “Special Meeting”) of Nuveen Energy MLP Total Return Fund (“Total Return Fund”) and Nuveen All Cap Energy MLP Opportunities Fund (“Opportunities Fund,” and together with Total Return Fund, the “Funds” and each, a “Fund”). At the Special Meeting, shareholders will be asked to approve a new investment sub-advisory agreement between Nuveen Fund Advisors, LLC (“Nuveen Fund Advisors” or the “Adviser”) and Tortoise Capital Advisors, L.L.C. (“Tortoise”).

On September [•], 2019, Tortoise acquired the midstream energy asset management business (the “Transaction”) of Advisory Research, Inc. (“ARI” or the “Predecessor Sub-Adviser”), which had served as each Fund’s investment sub-adviser since inception. The closing of the Transaction constituted an “assignment” of the investment sub-advisory agreements between the Adviser and the Predecessor Sub-Adviser with respect to each Fund (each a “Prior Sub-Advisory Agreement”), which caused such agreements to terminate. Upon the closing of the Transaction, the members of each Fund’s portfolio management team became employees of Tortoise and Tortoise entered into interim sub-advisory agreements (each an “Interim Sub-Advisory Agreement”) with the Adviser, with respect to each Fund. Pursuant to such agreement, Tortoise may serve as sub-adviser on an interim basis for up to 150 days following the closing of the Transaction, pending receipt of approval of a new investment sub-advisory agreement between the Adviser and Tortoise , with respect to each Fund (each a “New Sub-Advisory Agreement”) by holders of shares of the Fund (the “Shareholders”). Therefore, in order to provide for continuity of sub-advisory services for the Fund, you are being asked to approve a New Sub-Advisory Agreement.

The proposal will be presented to shareholders at the Special Meeting to be held on November 21, 2019. The Proxy Statement includes a detailed discussion of the proposal, which we recommend you read carefully.

The Board of Trustees of each Fund (the “Board”), including the board members who are not “interested persons” (as defined in the Investment Company Act of 1940, as amended (the “1940 Act”), of the Fund, the Adviser, Tortoise or the Predecessor Sub-Adviser, unanimously recommends that you vote FOR each proposal. Your vote is very important, regardless of how many shares you own. We encourage you to participate in your Fund’s governance by returning your vote as soon as possible. If enough shareholders do not cast their votes, your Fund may not be able to hold its meeting or the vote on each proposal, and additional solicitation efforts may be needed in order to obtain sufficient shareholder participation.

Q:	Who is Tortoise?

A:

Tortoise is a registered investment adviser that invests in essential assets – those assets and services that are indispensable to the economy and society. Tortoise’s solid track record of energy value chain investment experience and research dates back more than 15 years. Tortoise’s infrastructure expertise includes midstream energy, renewables and water. With a steady wins approach and a long-term perspective, Tortoise strives to make a positive impact on clients and communities. As of [•], 2019, Tortoise, together with its affiliated registered investment advisers, had approximately $[20.6] billion in assets under management, including approximately $[16.0] billion in the energy sector.

Q:	How does the Transaction affect my Fund?

A:

Your investment in a Fund does not change as a result of the Transaction. You still own the same shares in the Fund, and the net asset value of your investment does not change as a result of the Transaction. Further,

i

the Transaction does not result in any change in your Fund’s investment objectives or principal investment strategies and your Fund’s current portfolio management team will continue to manage the Fund’s portfolio.

Q:	Will there be any important differences between the Prior Sub-Advisory Agreements and the New Sub-Advisory Agreements?

A:	There will be no material differences between the terms of each New Sub-Advisory Agreement and the terms of the corresponding Prior Sub-Advisory Agreement.

Q:	Will my Fund’s fees for investment advisory services increase?

A:	No. The advisory fee rate currently payable by your Fund to the Adviser and the sub-advisory fee rates payable by the Adviser to the sub-adviser with respect to your Fund will not change.

Q:	Will my Fund’s name change?

A:	No. Each Fund’s name will not change as a result of the Transaction.

Q:	Will the Transaction result in any change in the Adviser to my Fund?

A:	No. The Adviser is not affiliated with either the Predecessor Sub-Adviser or Tortoise and the Transaction does not affect the management or control of the Adviser.

Q:	What will happen if Shareholders of my Fund do not approve the New Sub-Advisory Agreement?

A:

As described more fully in the Proxy Statement, Tortoise will continue to manage your Fund under an Interim Sub-Advisory Agreement, but must place their compensation for their services during this interim period in escrow, pending Shareholder approval. The Board of your Fund urges you to vote without delay in order to avoid potential disruption to your Fund’s operations.

Q:	Will my Fund pay for this proxy solicitation?

A:	No. The Funds will not bear the cost of this proxy solicitation. Tortoise and the Predecessor Sub-Adviser have agreed to share any such costs that would otherwise be borne by the Funds.

Q:	Who do I call if I have questions?

A:

If you need any assistance, or have any questions regarding the proposal or how to vote your shares, please call Computershare Fund Services, the proxy solicitor hired by your Fund, at [•] weekdays during its business hours of 9:00 a.m. to 11:00 p.m. and Saturdays 12:00 p.m. to 6:00 p.m., Eastern time. Please have your proxy materials available when you call.

Q:	How do I vote my shares?

A:	You may vote by mail, by telephone or over the Internet:

•	To vote by mail, please mark, sign, date and mail the enclosed proxy card. No postage is required if mailed in the United States.

•	To vote by telephone, please call the toll-free number located on your proxy card and follow the recorded instructions, using your proxy card as a guide.

•	To vote over the Internet, go to the Internet address provided on your proxy card and follow the instructions, using your proxy card as a guide.

ii

Q:	Will anyone contact me?

A:

You may receive a call from Computershare Fund Services, the proxy solicitor hired by your Fund, to verify that you received your proxy materials, to answer any questions you may have about the proposals and to encourage you to vote your proxy.

We recognize the inconvenience of the proxy solicitation process and would not impose on you if we did not believe that the matters being proposed were important. Once your vote has been registered with the proxy solicitor, your name will be removed from the solicitor’s follow-up contact list.

Your vote is very important. We encourage you as a shareholder to participate in your Fund’s governance by returning your vote as soon as possible. If enough shareholders fail to cast their votes, your Fund may not be able to hold its meeting or the vote on each issue, and Tortoise and the Predecessor Sub-Adviser will be required to incur additional solicitation costs in order to obtain sufficient shareholder participation.

iii

NUVEEN ENERGY MLP TOTAL RETURN FUND (JMF)

NUVEEN ALL CAP ENERGY MLP OPPORTUNITIES FUND (JMLP)

333 WEST WACKER DRIVE

CHICAGO, ILLINOIS 60606

(800) 257-8787

PROXY STATEMENT

FOR THE SPECIAL MEETING OF SHAREHOLDERS

TO BE HELD ON NOVEMBER 21, 2019

This proxy statement (the “Proxy Statement”) is furnished to the shareholders of Nuveen Energy MLP Total Return Fund (“Total Return Fund”) and Nuveen All Cap Energy MLP Opportunities Fund (“Opportunities Fund” and together with Total Return Fund, the “Funds” and each, a “Fund”), each a closed-end management investment company, in connection with the solicitation of proxies by each Fund’s Board of Trustees (each, a “Board” or the “Board” and each Trustee, a “Board Member”), for use at the Joint Special Meeting of Shareholders of each Fund to be held in the offices of Nuveen Investments, Inc. (“Nuveen” or “Nuveen Investments”), 333 West Wacker Drive, Chicago, Illinois 60606, on Thursday, November 21, 2019, at [•] [p][a].m., Central time, and at any and all adjournments, postponements or delays thereof (the “Special Meeting”), to consider the proposal listed below and discussed in greater detail elsewhere in this Proxy Statement. Each of Total Return Fund and Opportunities Fund is organized as a Massachusetts business trust. The enclosed proxy card and this Proxy Statement are first being sent to shareholders of the Funds on or about September [•], 2019. Shareholders of record of a Fund as of the close of business on September 10, 2019 are entitled to notice of and to vote at the Special Meeting and any and all adjournments, postponements or delays thereof.

This Proxy Statement explains concisely what you should know before voting on the matters listed on the accompanying Notice of Special Meeting of Shareholders (“Notice of Meeting”). Much of the information in this Proxy Statement is required under rules of the Securities and Exchange Commission (“SEC”).

On the matters coming before the Special Meeting as to which a choice has been specified by shareholders on the accompanying proxy card, the shares will be voted accordingly where such proxy card is properly executed, timely received and not properly revoked (pursuant to the instructions below). If a proxy is returned and no choice is specified, the shares will be voted FOR the proposals. Shareholders of a Fund who execute proxies or provide voting instructions by telephone or by Internet may revoke them at any time before a vote is taken on the proposal by filing with that Fund a written notice of revocation, by delivering a duly executed proxy bearing a later date, or by attending the Special Meeting and voting in person. A prior proxy can also be revoked by voting again through the toll-free number or the Internet address listed in the proxy card. However, merely attending the Special Meeting will not revoke any previously submitted proxy.

The Board of each Fund has determined that the use of this Proxy Statement for the Special Meeting is in the best interests of each Fund and its shareholders in light of the similar matters being considered and voted on by shareholders.

The following table indicates the specific items for which the votes of common shareholders of each Fund are being solicited pursuant to this Proxy Statement.

Proposal	Matter

Shareholders of each Fund,

1	to approve a new investment sub-advisory agreement between the Adviser, as investment adviser, and Tortoise Capital Advisors, L.L.C. (“Tortoise”), as sub-adviser.

2	to transact such other business as may properly come before the Special Meeting or any adjournments, postponements or delays thereof.

A quorum of shareholders of a Fund is required to take action with respect to that Fund at the Special Meeting. With respect to each Fund, a majority of the shares entitled to vote at the Special Meeting, represented in person or by proxy, will constitute a quorum of shareholders at the Special Meeting. Votes cast by proxy or in person at the Special Meeting will be tabulated by the inspectors of election appointed for the Special Meeting. The inspectors of election will determine whether or not a quorum is present at the Special Meeting. The inspectors of election will treat abstentions and “broker non-votes” (i.e., shares held by brokers or nominees, typically in “street name,” as to which (i) instructions have not been received from the beneficial owners or persons entitled to vote and (ii) the broker or nominee does not have discretionary voting power on a particular matter) as present for purposes of determining a quorum.

Broker-dealer firms holding shares of a Fund in “street name” for the benefit of their customers and clients will request the instructions of such customers and clients on how to vote their shares before the Special Meeting. The Funds understand that, under the rules of the New York Stock Exchange (the “NYSE”), such broker-dealer firms may for certain “routine” matters, without instructions from their customers and clients, grant discretionary authority to the proxies designated by the Board to vote if no instructions have been received prior to the date specified in the broker-dealer firm’s request for voting instructions.

Broker-dealers who are not members of the NYSE may be subject to other rules, which may or may not permit them to vote your shares without instruction. We urge you to provide instructions to your broker or nominee so that your votes may be counted.

Those persons who were shareholders of record at the close of business on September 10, 2019 will be entitled to one vote for each share held and a proportionate fractional vote for each fractional share held.

As of September 10, 2019, the shares of the Funds issued and outstanding are as follows:

Fund (Ticker Symbol)	Common Shares(1)
Total Return Fund (JMF)	[•]
Opportunities Fund (JMLP)	[•]

(1)

The common shares of the Funds are listed on the NYSE. Reports, proxy statements and other information concerning the Funds can be inspected at the offices of the NYSE, 11 Wall Street, New York, New York 10005.

THE PROPOSAL: APPROVAL OF SUB-ADVISORY AGREEMENT

Background

Advisory Research, Inc. (“ARI” or the “Predecessor Sub-Adviser”) served as sub-adviser to each Fund pursuant to investment sub-advisory agreements between the Adviser and the Predecessor Sub-Adviser (each a “Prior Sub-Advisory Agreement”) with respect to each Fund. The Prior Sub-Advisory Agreement for Total Return Fund was dated as of October 1, 2014, was last approved by shareholders on August 5, 2014 and was last approved for continuance by the Board on May 21-23, 2019. The Prior Sub-Advisory Agreement for Opportunities Fund was dated as of November 7, 2014, was last approved by shareholders on November 7, 2014 and was last approved for continuance by the Board on May 21-23, 2019.

On September [•], 2019, Tortoise acquired the midstream energy asset management business of the Predecessor Sub-Adviser (the “Transaction”). In connection with the Transaction, the Predecessor Sub-Adviser’s midstream energy infrastructure team (consisting of 15 employees), which included each Fund’s current portfolio management team, became employees of Tortoise.

Each Prior Sub-Advisory Agreement, as required by Section 15 of the Investment Company Act of 1940 (the “1940 Act”), provided for its automatic termination in the event of its “assignment” (as defined in the 1940 Act). The closing of the Transaction constituted an “assignment” of the Prior Sub-Advisory Agreement which caused the automatic termination of the Prior Sub-Advisory Agreement, as required by the 1940 Act. Upon the closing of the Transaction, Tortoise and the Adviser entered into interim sub-advisory agreements with respect to each Fund (each an “Interim Sub-Advisory Agreement”), each dated as of September [•], 2019.

In anticipation of the Transaction and to provide for the continued management of each Fund, each Board met in person at joint meetings on August 6-8, 2019 (the “August Meeting”) for purposes of, among other things, considering whether it would be in the best interests of each Fund to approve the Interim Sub-Advisory Agreement and the New Sub-Advisory Agreement.

The 1940 Act requires that each New Sub-Advisory Agreement be approved by each Fund’s shareholders in order for it to become effective. At the August Meeting, and for the reasons discussed below (see “Board Considerations” below), each Board, including the including the Board Members who are not “interested persons” (as defined in the 1940 Act of the Fund, the Adviser, Tortoise or the Predecessor Sub-Adviser (the “Independent Board Members”), unanimously approved the Interim Sub-Advisory Agreement and the New Sub-Advisory Agreement and unanimously recommended approval of the New Sub-Advisory Agreements by shareholders of each Fund.

About Tortoise Capital Advisors, L.L.C.

Tortoise Capital Advisors, L.L.C. is a registered investment adviser specializing in essential assets investing. Essential assets are those assets and services that are indispensable to the economy and society. As of [•], 2019, Tortoise, together with its affiliated registered investment advisers, had approximately $[20.6] billion in assets under management, including approximately $[16.0] billion in the energy sector. Tortoise’s solid track record of energy value chain investment experience and research dates back more than 15 years.

Tortoise is indirectly controlled by Lovell Minnick Partners LLC (“Lovell Minnick”) and is an indirectly wholly-owned subsidiary of Tortoise Investments, LLC (“Tortoise Investments”). Tortoise Investments shares an address with Tortoise. Tortoise Investments holds multiple wholly-owned essential asset and income-oriented SEC registered investment advisers. A vehicle formed by Lovell Minnick owned by certain private funds sponsored by Lovell Minnick and a group of institutional co-investors owns a controlling interest in Tortoise Investments. Certain employees in the Tortoise Investments complex, including all of its Managing Directors, also own interests in Tortoise Investments. Tortoise is located at 11550 Ash Street, Suite 300, Leawood, Kansas 66211.

Interim Sub-Advisory Agreements

Based upon the considerations described below under “—Board Considerations,” at the August Meeting, the Board of each Fund, including a majority of Independent Board Members, unanimously approved Interim Sub-Advisory Agreements in order to assure continuity of sub-advisory services to the Funds after the closing of the Transaction. In approving the Interim Sub-Advisory Agreements, the Board, including a majority of the Independent Board Members, determined that the scope and quality of services to be provided by Tortoise under the Interim Sub-Advisory Agreements would be at least equivalent to the scope and quality of services provided under the Prior Sub-Advisory Agreements. The compensation to be received by Tortoise under each Interim Sub-Advisory Agreement is not greater than the compensation the Predecessor Sub-Adviser would have received under the corresponding Prior Sub-Advisory Agreement.

Each Interim Sub-Advisory Agreement will continue in effect for a term ending on the earliest of 150 days from the closing of the Tortoise Transaction (the “150-day period”) or when shareholders of a Fund approve that Fund’s New Sub-Advisory Agreement. Pursuant to Rule 15a-4 under the 1940 Act, compensation earned by Tortoise under each Fund’s Interim Sub-Advisory Agreement will be held in an interest-bearing escrow account. If shareholders of a Fund approve the New Sub-Advisory Agreement prior to the end of the 150-day period, the amounts held in the escrow account under the Interim Sub-Advisory Agreements will be paid to Tortoise. If shareholders of a Fund do not approve the New Sub-Advisory Agreement prior to the end of the 150-day period, the Board of such Fund will take such action as it deems to be in the best interests of the Fund, and Tortoise will be paid the lesser of its costs incurred in performing its services under the Interim Sub-Advisory Agreement or the total amount in the escrow account, plus interest earned.

The Interim Sub-Advisory Agreements became effective upon the closing of the Transaction. The terms of each Interim Sub-Advisory Agreement are substantially identical to those of the Prior Sub-Advisory Agreements and New Sub-Advisory Agreements, except for the term and those provisions in the Interim Sub-Advisory Agreements which are necessary to comply with the requirements of Rule 15a-4 under the 1940 Act. The provisions of the Interim Sub-Advisory Agreements required by Rule 15a-4 under the 1940 Act include:

(i)	the Interim Sub-Advisory Agreement terminates upon the earlier of the 150th day following the closing of the Transaction or the effectiveness of the New Sub-Advisory Agreement;

(ii)

the Board or the holders of a majority of the Fund’s outstanding voting securities may terminate the Interim Sub-Advisory Agreement at any time, without the payment of any penalty, on not more than 10 calendar days’ written notice to Tortoise;

(iii)	the compensation earned by Tortoise under the Interim Sub-Advisory Agreement will be held in an interest-bearing escrow account with the Fund’s custodian or a bank;

(iv)

if the holders of a majority of the Fund’s outstanding voting securities approve the New Sub-Advisory Agreement by the end of the 150-day period, the amount in the escrow account (including interest earned) will be paid to Tortoise; and

(v)

if a majority of the Fund’s outstanding voting securities do not approve the New Sub-Advisory Agreement, Tortoise will be paid, out of the escrow account, the lesser of (a) any costs incurred in performing the Interim Sub-Advisory Agreement (plus interest earned on that amount while in escrow), or (b)  the total amount in the escrow account (plus interest earned).

Comparison of the Prior Sub-Advisory Agreements and the New Sub-Advisory Agreements

The terms of each New Sub-Advisory Agreement, including fees payable to Tortoise by the Adviser thereunder, are substantially identical to those of the corresponding Prior Sub-Advisory Agreement, except for the date of effectiveness. If approved by shareholders of a Fund, the New Sub-Advisory Agreement for the Fund

will expire on the two year anniversary of its execution, unless continued. Each New Sub-Advisory Agreement will continue in effect from year to year thereafter if such continuance is approved for the Fund at least annually in the manner required by the 1940 Act and the rules and regulations thereunder.

Each New Sub-Advisory Agreement was approved by the Board of the applicable Fund after consideration of all factors which it determined to be relevant to its deliberations, including those discussed below. The Board of each Fund also determined to submit the New Sub-Advisory Agreements for consideration by the shareholders of the Funds. Below is a comparison of certain terms of the Prior Sub-Advisory Agreements to the terms of the New Sub-Advisory Agreements. Forms of the New Sub-Advisory Agreements are attached hereto as Appendix A.

Sub-Advisory Services. The sub-advisory services to be provided by Tortoise to each Fund under the New Sub-Advisory Agreements will be identical to those sub-advisory services provided by the Predecessor Sub-Adviser to each Fund under the Prior Sub-Advisory Agreements. Both the New Sub-Advisory Agreements and Prior Sub-Advisory Agreements provide that the sub-adviser will furnish an investment program in respect of, make investment decisions for and place all orders for the purchase and sale of securities for the Funds’ investment portfolios, all on behalf of the Funds and subject to oversight of the Funds’ Boards and the Adviser. In performing its duties under both the Prior Sub-Advisory Agreements and the New Sub-Advisory Agreements, the sub-adviser will monitor the Funds’ investments and will comply with the provisions of the Funds’ organizational documents and the stated investment objectives, policies and restrictions of the Funds. The New Sub-Advisory Agreements clarify that the sub-adviser will provide such services with respect to the portion of each Fund’s portfolio allocated to the sub-adviser by the Adviser.

Brokerage. Both the Prior Sub-Advisory Agreements and New Sub-Advisory Agreements authorize the sub-adviser to select the brokers or dealers that will execute the purchases and sales of portfolio securities for the Funds, subject to its obligation to obtain best execution under the circumstances, which may take account of the overall quality of brokerage and research services provided to the sub-adviser.

Fees. Under both the Prior Sub-Advisory Agreements and New Sub-Advisory Agreements, the Adviser pays the sub-adviser a portfolio management fee out of the investment management fee it receives from the respective Fund. The rates of the portfolio management fees payable by the Adviser to Tortoise under the New Sub-Advisory Agreements are identical to the rates of the fees paid by the Adviser to the Predecessor Sub-Adviser under the Prior Sub-Advisory Agreements. Each New Sub-Advisory Agreement clarifies that sub-adviser will receive a sub-advisory fee with respect to the portion of the respective Fund’s portfolio allocated to the sub-adviser by the Adviser. The annual rate of portfolio management fees payable to the Predecessor Sub-Adviser under the Prior Sub-Advisory Agreements and Tortoise under the New Sub-Advisory Agreement is 0.50% of each Fund’s Managed Assets. The Adviser paid the Predecessor Sub-Adviser on behalf of Total Return Fund a sub-advisory fee of $[•] during the fiscal year ended November 30, 2018. The Adviser paid the Predecessor Sub-Adviser on behalf of Opportunities Fund a sub-advisory fee of $[•] during the fiscal year ended November 30, 2018.

Payment of Expenses. Under the Prior Sub-Advisory Agreements and New Sub-Advisory Agreements, the sub-adviser agrees to bear all of its expenses in connection with the performance of its services under the agreement.

Limitation on Liability. The Prior Sub-Advisory Agreements and New Sub-Advisory Agreements provide that the sub-adviser will not be liable for any error of judgment or mistake of law or for any loss suffered by the Funds in connection with the matters to which the agreement relates except for a loss resulting from willful misfeasance, bad faith or gross negligence on the part of the sub-adviser in the performance of duties under the agreements, or by reason of its reckless disregard of its obligations and duties under the agreements.

Continuance. The Prior Sub-Advisory Agreement of each Fund originally was in effect for an initial term and could be continued thereafter for successive one-year periods if such continuance was specifically approved at least annually in the manner required by the 1940 Act. If the shareholders of a Fund approve the New Sub-Advisory Agreement, the New Sub-Advisory Agreement will expire on the two year anniversary of its execution, unless continued. Thereafter, the New Sub-Advisory Agreement may be continued for successive one-year periods if approved at least annually in the manner required by the 1940 Act.

Termination. The Prior Sub-Advisory Agreement and New Sub-Advisory Agreement for each Fund provide that the agreement may be terminated at any time without the payment of any penalty by the Adviser or the sub-adviser on no less than sixty (60) days’ written notice. The Prior Sub-Advisory Agreement and New Sub-Advisory Agreement may also be terminated by action of the Fund’s Board or by a vote of a majority of the outstanding voting securities of that Fund, accompanied by no less than 60 days’ written notice.

The Prior Sub-Advisory Agreement and New Sub-Advisory Agreement for each Fund are also terminable with respect to that Fund at any time without the payment of any penalty, by the Adviser, the Board or by vote of a majority of the outstanding voting securities of that Fund in the event that it is established by a court of competent jurisdiction that the sub-adviser or any of its officers or directors has taken any action that results in a breach of the representations or covenants of the sub-adviser set forth in the agreement.

Additional Information About Tortoise

Principal Executive Officer and Board of Directors. The principal executive officer and directors of Tortoise are:

Name	Principal Occupation

H. Kevin Birzer, CFA	Director and Chief Executive Officer of Tortoise

Gary P. Henson, CFA	Director and President of Tortoise

Michelle Johnston	Director and Chief Financial Officer

Matthew Sallee	Director and Senior Portfolio Manager

Brent Newcomb	Director and Chief Development Officer

The business address for the principal executive officer and each director of Tortoise is 11550 Ash Street, Suite 300, Leawood, Kansas 66211.

Other Investment Companies Advised by Tortoise. Tortoise serves as investment adviser or investment sub-adviser to the following funds with a similar investment objective as the Funds:

Fund	Investment Objective	Fee Rate	Net Assets as of July 31, 2019

Tortoise Energy Infrastructure Corporation (TYG)	To seek a high level of total return with an emphasis on current distributions paid to stockholders	0.95% of managed assets(1)(2)	$1.2 billion

Tortoise Midstream Energy Fund, Inc. (NTG)	To provide stockholders a high level of total return with an emphasis on current distributions paid to stockholders	0.95% of managed assets(1)(3)	$889 million

(1)

Tortoise serves as the investment adviser to each of TYG and NTG whereas it would serve as investment sub-adviser for the Funds. Fee rate is annual rate on average monthly managed assets (as defined in the applicable investment advisory agreement between the fund and Tortoise).

(2)

Fee is subject to breakpoints with respect to managed assets in excess of $2.5 billion. Tortoise has contractually agreed to waive all fees due under the investment advisory agreements for TYG related to the net proceeds received from the issuance of additional common stock under an at-the-market equity program for a six-month period following the date of issuance.

(3)

Tortoise has contractually agreed to waive all fees due under the investment advisory agreements for NTG related to the net proceeds received from the issuance of additional common stock under an at-the-market equity program for a six-month period following the date of issuance.

Relationships with the Fund. No Board Member or officer of a Fund is an officer, employee, director, general partner or shareholder of Tortoise or has any material direct or indirect interest in Tortoise, any other person controlling, controlled by or under common control with Tortoise.

The Adviser is not affiliated with either the Predecessor Sub-Adviser or Tortoise.

Affiliated Brokerage. During the fiscal year ended November 30, 2018 (the most recent fiscal year for which such information is available), neither Fund paid brokerage commissions to (i) any broker that is an affiliated person of the Fund or an affiliated person of such person, or (ii) any broker an affiliated person of which is an affiliated person of such Fund, the Adviser, the Predecessor Sub-Adviser or Tortoise.

Other Payments to Affiliates. During the fiscal year ended November 30, 2018 (the most recent fiscal year for which such information is available), neither Fund made material payments to Tortoise or any affiliated person of Tortoise for services provided to such Fund.

Section 15(f) of the 1940 Act

The Board of each Fund has been advised that the parties to the Transaction have structured the Transaction in reliance upon Section 15(f) of the 1940 Act. Section 15(f) provides in substance that an investment adviser or any of its affiliated persons may receive any amount or benefit in connection with the sale of securities of, or other interest in, such investment adviser that results in an assignment of an investment advisory contract so long as two conditions are satisfied. The first condition of Section 15(f) is that, during the three-year period following the consummation of a transaction, at least 75% of the investment company’s board of directors must not be “interested persons” (as defined in the 1940 Act) of the investment adviser or predecessor adviser. The composition of the Board currently meets this test. Second, an “unfair burden” (as defined in the 1940 Act, including any interpretations or no-action letters of the SEC or the staff of the SEC) must not be imposed on the investment company as a result of the transaction relating to the sale of such interest, or any express or implied terms, conditions or understandings applicable thereto. The term “unfair burden” (as defined in the 1940 Act) includes any arrangement, during the two-year period after the transaction, whereby the investment adviser (or predecessor or successor investment adviser), or any “interested person” (as defined in the 1940 Act) of such investment adviser, receives or is entitled to receive any compensation, directly or indirectly, from the investment company or its security holders (other than fees for bona fide investment advisory or other services) or from any person in connection with the purchase or sale of securities or other property to, from or on behalf of the investment company (other than bona fide ordinary compensation as principal underwriter for the investment company). Pursuant to the Transaction, Tortoise has acknowledged the seller’s reliance on the benefits and protections afforded by Section 15(f). In furtherance of the foregoing, Tortoise has agreed to use all commercially reasonable efforts to ensure compliance with the conditions of Section 15(f) as it applies to the Funds and the Transaction.

Board Considerations

The Approval Process. At the August Meeting, the Board of each Fund, including the Independent Board Members, approved, for its respective Fund, the New Sub-Advisory Agreement and recommended shareholders of the respective Fund approve the New Sub-Advisory Agreement for their Fund.

The Board is responsible for determining whether to approve the respective Fund’s advisory arrangements, including sub-advisory arrangements. At a meeting held on May 21-23, 2019 (the “May Meeting”), each Board, including its Independent Board Members, approved the continuance of the Prior Sub-Advisory Agreement with ARI on behalf of its respective Fund. The Boards also were apprised of the planned Transaction pursuant to which Tortoise would acquire the midstream energy asset management business of ARI and that if the Transaction was consummated, it may be deemed to cause an “assignment” of the Prior Sub-Advisory Agreements resulting in their automatic termination in accordance with their terms and the requirements of the 1940 Act. In light of the proposed Transaction, the Boards were asked to consider, among other things, the approval of the New Sub-Advisory Agreements at their August Meeting. To ensure the continuity of investment sub-advisory services to the Funds, each Board also approved an Interim Sub-Advisory Agreement which, if necessary, will take effect upon the closing of the Transaction. See below for the Boards’ considerations of the Interim Sub-Advisory Agreements.

In connection with their review of the New Sub-Advisory Agreements, the Independent Board Members, through their independent legal counsel, requested in writing information regarding the proposed Transaction, Tortoise, and the impact of the Transaction on the provision of services to the Funds. At meetings held on June 19, 2019, July 16, 2019 and at the August Meeting, the Boards met with management as well as in executive sessions to consider the Transaction, the New Sub-Advisory Agreements and alternatives thereto. In advance of the August Meeting, the Independent Board Members received materials provided by Tortoise which outlined, among other things:

•	the structure and terms of the Transaction, including the organizational and governance structure of Tortoise following the closing of the Transaction;

•	the strategic plan for ARI following the Transaction;

•

background information regarding Tortoise, including its or its affiliates’ experience providing advisory and/or sub-advisory services to registered investment companies, its organization and regulatory or litigation history;

•

any anticipated changes to the day-to-day management and infrastructure that are relevant to the services provided to the Funds following the Transaction, including the ability to provide the sub-advisory services to the Funds and to interact with the Adviser;

•

any changes or additions to the senior management or the key personnel who work on matters related to the Funds (including anticipated changes to portfolio management and compliance personnel), any retention or incentive arrangements for such persons and, if new personnel are assigned to the Funds, their experience and background;

•	any anticipated effect on each Fund’s expense ratio (including changes to sub-advisory fees) following the Transaction;

•	any benefits or any unfair burden imposed on the Funds as a result of the Transaction;

•

the nature, quality and extent of the sub-advisory services expected to be provided to the Funds following the Transaction, changes to any existing sub-advisory services provided to the Funds, and any cost-cutting efforts, if any, that may impact such services;

•	whether the Transaction will result in an increase in assets to be managed by the Funds’ portfolio managers;

•	any conflicts of interest that Tortoise or its affiliates may have with respect to the Funds; and

•	the bearer of the costs associated with obtaining necessary shareholder approvals related to the Transaction.

At the August Meeting, representatives of Tortoise and ARI made a presentation and responded to questions. In connection with their review of the New Sub-Advisory Agreements, the Independent Board Members were assisted by their independent legal counsel and met in executive sessions with such counsel. In reviewing the New Sub-Advisory Agreements, the Boards considered their duties under the 1940 Act, as well as under the general principles of state law in reviewing and approving advisory contracts; the requirements of the 1940 Act in such matters; the fiduciary duty of investment advisers with respect to advisory agreements and compensation; the standards used by courts in determining whether the investment company boards have fulfilled their duties; and the factors to be considered by the Boards in voting on such agreements.

As noted above, the Board Members had recently completed their annual review of the Prior Sub-Advisory Agreements at the May Meeting. As the portfolio management team providing sub-advisory services to the Funds under the Prior Sub-Advisory Agreements would continue to provide services to the Funds under the New Sub-Advisory Agreements, some of the factors considered at the annual review were applicable to their evaluation of the New Sub-Advisory Agreements. Accordingly, in evaluating the New Sub-Advisory Agreements, the Board Members relied upon, among other things, their accumulated knowledge and experience gained from overseeing the Funds and portfolio management team, the information received and their evaluations and conclusions drawn at the annual review and at other prior meetings as well as the information furnished specifically regarding the New Sub-Advisory Agreements and the Transaction. It is with this background that the Independent Board Members of each Board considered the New Sub-Advisory Agreements. The Independent Board Members evaluated all information available to them on a Fund-by-Fund basis, and their determinations were made separately in respect of each Fund. In deciding to approve the New Sub-Advisory Agreements, the Boards did not identify a particular factor as controlling, but rather the decision reflected the comprehensive consideration of all the information presented. Each Board Member may have accorded different weight to various factors in reaching his or her conclusions about the applicable New Sub-Advisory Agreement. The following summarizes the principal factors, but not all the factors, each Board considered in its review of the applicable New Sub-Advisory Agreement and its conclusions.

A.    Nature, Extent and Quality of Services. In reviewing the New Sub-Advisory Agreements, the Boards considered the nature, quality and extent of the services expected to be provided by Tortoise under the New Sub-Advisory Agreements. The Independent Board Members recognized that as the sub-adviser to the Funds, Tortoise will primarily provide portfolio advisory services and noted that the current portfolio management team of the Funds will continue to manage the Funds following the Transaction. The Board Members considered and are familiar with such personnel’s qualifications, skills and experience. The Independent Board Members also considered the proposed retention arrangements provided by Tortoise in seeking to retain such key investment personnel. The Boards further reviewed information regarding the background and qualifications of the current members of the Tortoise investment committee. The Independent Board Members noted that the ability to provide the sub-advisory services to the Funds and to interact with the Adviser were not expected to be materially impacted and no diminution in the nature, quality or extent of services was anticipated.

In addition to the foregoing, the terms of each New Sub-Advisory Agreement, including fees payable thereunder, are substantially identical to those of the Prior Sub-Advisory Agreement relating to the same Fund, except for the date of effectiveness. The Boards considered that the proposed fees under the New Sub-Advisory Agreements were the same as the corresponding Prior Sub-Advisory Agreements. The Boards further considered the reputation and resources of Tortoise. The Board Members noted there were not any planned “cost cutting” measures that were expected to reduce the nature, extent, or quality of sub-advisory services provided to the Funds.

The Board Members also considered potential conflicts of interest that could arise between the Funds and the various parties to the Transaction and the policies and procedures designed to address such conflicts.

Based on its review, each Board concluded that the nature, extent and quality of the services to be provided to the respective Fund by Tortoise under the applicable New Sub-Advisory Agreement were expected to be satisfactory.

B.    Performance of the Funds. Because the portfolio management team that currently manages the Funds’ investment portfolios under the Prior Sub-Advisory Agreements was expected to continue to manage the Funds’ investment portfolios under the New Sub-Advisory Agreements, the Board considered the performance information for the Funds.

The Boards noted that at their May Meeting, the Boards reviewed the Funds’ performance over the quarter, one-, three- and five-year periods ended December 31, 2018 (or for shorter periods available in the case of the Opportunities Fund which was not in existence for part of the foregoing timeframe). The Boards reviewed both absolute and relative Fund performance. With respect to the latter, the Boards had considered Fund performance in comparison to the performance of peer funds (the “Performance Peer Group”) and recognized and/or customized benchmarks (i.e. generally benchmarks derived from multiple recognized benchmarks). In considering performance data, the Boards were aware of certain inherent limitations with such data, including that differences between the objective(s), strategies and other characteristics of the Funds compared to their respective Performance Peer Group and/or benchmark(s) (such as differences in the use of leverage) will necessarily contribute to differences in performance results and limit the value of the comparative information. In addition, performance data may vary significantly depending on the end date selected, and shareholders may evaluate fund performance based on their holding period which may differ from the performance periods reviewed by the Boards leading to different results.

With respect to the Total Return Fund, the Board of such Fund noted that the Fund ranked in the first quartile of its Performance Peer Group in the one- and five-year periods and the third quartile in the three-year period. Although the Fund’s performance was below the performance of its benchmark in the one- and five-year periods, the Total Return Fund outperformed its benchmark over the three-year period. The Board of the Total Return Fund was satisfied with the Fund’s overall performance.

With respect to the Opportunities Fund, the Board of such Fund noted that although the Fund’s performance was below its benchmark and ranked in the fourth quartile of its Performance Peer Group in the one-year period, the Fund outperformed its benchmark and ranked in the first quartile for the three-year period. The Board of the Opportunities Fund was satisfied with the Fund’s overall performance.

In light of the foregoing, the Boards concluded that their findings with respect to performance supported approval of the New Sub-Advisory Agreements.

C.    Fees, Expenses and Profitability. The Boards considered the sub-advisory fee rate to be payable under the New Sub-Advisory Agreements for the services provided, noting that they would be the same as the sub-advisory fee rate paid under the corresponding Prior Sub-Advisory Agreements. At the annual review at the May Meeting, the Independent Board Members of each Fund reviewed, among other things, each Fund’s sub-advisory fee rate paid to the Predecessor Sub-Adviser and certain comparative data of the fees the Predecessor Sub-Adviser charged to other clients. The Boards also recognized that the sub-advisory fees would be paid by the Adviser from its advisory fee. The Board Members determined that the sub-advisory fees were reasonable in light of the nature, extent and quality of services provided to the Funds.

At the August Meeting, the Boards considered information as to the advisory or sub-advisory fees Tortoise charges to other funds or non-fund clients with investment objectives and policies similar to the Funds and noted that the sub-advisory fee rates for the Funds were at the low end of fee rates charged to these other clients. The Boards also considered Tortoise’s representation that the advisory fees or sub-advisory fees paid to Tortoise by other Tortoise funds or non-fund clients with midstream energy investment objectives and policies similar to the Funds were not lower than that currently paid by the Funds to ARI. The Boards also noted that as ARI and Tortoise were unaffiliated with Nuveen, the sub-advisory fees were the result of arm’s-length negotiations. The Boards further noted that the Transaction was not anticipated to impact the Funds’ expense ratios.

During their annual review of the Funds’ advisory arrangements at the May Meeting, the Independent Board Members also considered the profitability of the Predecessor Sub-Adviser from its relationship with the Funds. In this regard, the Independent Board Members considered a profitability and margin analysis for the Predecessor Sub-Adviser, including revenues, expenses and operating margins for its advisory services to each Fund for the calendar years 2018 and 2017. The Boards determined that the Predecessor Sub-Adviser’s levels of profitability were acceptable and not unreasonable in light of the services provided. The Independent Board Members considered Tortoise’s representation that it does not believe the Transaction will impact the previous levels.

In evaluating the reasonableness of the compensation, the Independent Board Members also considered any other ancillary benefits that may be derived by Tortoise from serving as the sub-adviser to the Funds following the Transaction as discussed below.

The Board determined that the sub-advisory fee rate was reasonable in light of the nature, extent and quality of the services to be provided by Tortoise under the New Sub-Advisory Agreements.

D.    Economies of Scale and Whether Fee Levels Reflect These Economies of Scale. The Independent Board Members acknowledged that economies of scale were difficult to measure and considered Tortoise’s representations that although some economies of scale may be realized to the extent Tortoise’s systems and employees are utilized across client accounts and funds, diseconomies of scale may also arise for certain functions as assets increase. The Boards noted that Tortoise had not identified any anticipated economies of scale from the Transaction that were expected to have a material impact on the Funds and considered that Tortoise believed that any economies of scale were reflected in the proposed sub-advisory fee rates which do not change as a result of the Transaction.

E.    Indirect Benefits. The Boards considered any indirect benefits that Tortoise may receive as a result of its potential relationship with the Funds. The Boards recognized that Tortoise and its affiliates may experience additional name recognition as a result of serving as a sub-adviser to the Funds. The Boards further considered whether Tortoise engages in soft dollar arrangements pursuant to which it may receive the benefit of research products and other services provided by broker-dealers executing portfolio transactions on behalf of the applicable Nuveen funds. The Boards noted that Tortoise represented that it does not engage in soft dollar arrangements. Tortoise, however, may receive and review unsolicited research from various broker-dealers but does not consider this research in the selection of brokers to execute client transactions.

Based on its review, the Boards concluded that any potential indirect benefits that Tortoise may receive as a result of its relationship with the Funds were not unreasonable.

F.    Other Considerations. In addition to the factors above, the Board Members also considered that the Funds would not incur any costs in seeking the necessary shareholder approvals for the New Sub-Advisory Agreements.

G.    Conclusion. The Board Members did not identify any single factor discussed previously as all-important or controlling. Each Board, including the Independent Board Members, unanimously concluded that the terms of the New Sub-Advisory Agreement applicable to its Fund were fair and reasonable, that the sub-advisory fees therein were reasonable in light of the services to be provided to the applicable Fund and that the New Sub-Advisory Agreements be approved and recommended to shareholders.

H.    Approval of Interim Sub-Advisory Agreements. At the August Meeting, each Board, including the Independent Board Members, approved an Interim Sub-Advisory Agreement on behalf of its respective Fund. If necessary to ensure continuity of advisory services, the Interim Sub-Advisory Agreements will take effect upon the closing of the Transaction if shareholders have not yet approved the applicable New Sub-Advisory Agreement. The terms of each Interim Sub-Advisory Agreement were substantially similar to those of its corresponding Prior Sub-Advisory Agreement, except for certain provisions pertaining to the term of the Interim Sub-Advisory Agreement, provisions requiring that compensation be held in an escrow account and any other provisions required pursuant to Rule 15a-4 of the 1940 Act. The analysis set forth for the New Sub-Advisory Agreements was equally applicable to the review of the Interim Sub-Advisory Agreements. In light of the foregoing, each Board, including the Independent Board Members, determined that the scope and quality of services to be provided to its Fund under the respective Interim Sub-Advisory Agreement were at least equivalent to the scope and quality of services provided under the corresponding Prior Sub-Advisory Agreement. Each Board, including the Independent Board Members, approved the Interim Sub-Advisory Agreement on behalf of its respective Fund.

Shareholder Approval

To become effective with respect to a particular Fund, each New Sub-Advisory Agreement must be approved by a vote of the holders of a majority of the outstanding voting securities of the Fund. The “vote of the holders of a majority of the outstanding voting securities” is defined in the 1940 Act as the lesser of the vote of Shareholders holding (i) 67% or more of the voting securities of a Fund entitled to vote thereon present at a meeting or represented by proxy if holders of more than 50% of such Fund’s outstanding voting securities are present or represented by proxy; or (ii) more than 50% of the outstanding shares of a Fund entitled to vote thereon. For purposes of determining the approval of each New Sub-Advisory Agreement, abstentions and broker non-votes will have the same effect as shares voted against the proposal.

Board Recommendation

The Board of each Fund, including the Independent Board Members of each Fund, recommends that you vote “FOR” approval of the New Sub-Advisory Agreement.

ADDITIONAL INFORMATION

Voting Information

On the proposal coming before the Special Meeting as to which a choice has been specified by shareholders on the proxy, the shares will be voted accordingly. If a properly executed proxy is returned and no choice is specified, the shares will be voted FOR the approval of the applicable New Sub-Advisory Agreement.

Shareholders who execute proxies may revoke them at any time before they are voted by filing a written notice of revocation, by delivering a duly executed proxy bearing a later date, or by attending the Special Meeting and voting in person. A prior proxy can also be revoked by voting again through the toll-free number or the Internet address listed in the proxy card. Merely attending the Special Meeting, however, will not revoke any previously submitted proxy.

A quorum of shareholders of a Fund is required to take action with respect to that Fund at the Special Meeting. With respect to each Fund, a majority of the shares entitled to vote at the Special Meeting, represented in person or by proxy, will constitute a quorum of shareholders at the Special Meeting. Votes cast by proxy or in person at the Special Meeting will be tabulated by the inspectors of election appointed for the Special Meeting. The inspectors of election will determine whether or not a quorum is present at the Special Meeting. The inspectors of election will treat abstentions and “broker non-votes” (i.e., shares held by brokers or nominees, typically in “street name,” as to which (i) instructions have not been received from the beneficial owners or persons entitled to vote and (ii) the broker or nominee does not have discretionary voting power on a particular matter) as present for purposes of determining a quorum.

Broker-dealer firms holding shares of a Fund in “street name” for the benefit of their customers and clients will request the instructions of such customers and clients on how to vote their shares before the Special Meeting. Under current interpretations of the New York Stock Exchange (the “NYSE”), such broker-dealers that are members of the NYSE and that have not received instructions from a customer may not vote such customer’s shares on the proposal. A properly executed proxy card or other authorization by a beneficial owner of shares that does not specify how the beneficial owner’s shares should be voted on the proposal may be deemed an instruction to vote such shares in favor of the Proposal.

Broker-dealers who are not members of the NYSE may be subject to other rules, which may or may not permit them to vote your shares without instruction. We urge you to provide instructions to your broker or nominee so that your votes may be counted.

The Boards have determined that the use of this Joint Proxy Statement for the Special Meeting is in the best interest of each Fund in light of the similar proposals being considered and voted on by the shareholders. Shareholders of each Fund will vote separately on the respective proposal relating to their Fund. In any event, an unfavorable vote on the proposal by the shareholders of one Fund will not affect the implementation of such proposal by the other Fund if the proposal is approved by the shareholders of that Fund.

Attending the Special Meeting

If you wish to attend the Special Meeting and vote in person and you are a record holder of a Fund’s shares, in order to gain admission you must show photographic identification, such as your driver’s license. If you intend to attend the Special Meeting in person and you hold your shares through a bank, broker or other custodian, in order to gain admission you must show photographic identification, such as your driver’s license, and satisfactory proof of ownership of shares of a Fund, such as your voting instruction form (or a copy thereof) or broker’s statement indicating ownership as of a recent date. If you hold your shares in a brokerage account or through a bank or other nominee, you will not be able to vote in person at the Special Meeting unless you have previously requested and obtained a “legal proxy” from your broker, bank or other nominee and present it at the Special Meeting. You may contact the Funds at 1-800-257-8787 to obtain directions to the site of the Special Meeting.

Principal Shareholders

As of the Record Date, to the knowledge of the Funds, no person beneficially owned more than 5% of the voting securities of any class of securities of either Fund, except as provided below:

Nuveen Energy MLP Total Return Fund

Shareholder Name and Address	Class of Shares	Share Holdings	Percentage Owned
First Trust Portfolios L.P.* First Trust Advisors L.P. The Charger Corporation 120 East Liberty Drive, Suite 400 Wheaton, Illinois 60187	Common Shares	4,356,351	10.68%

*

Based on Schedule 13G/A filed with the SEC on February 1, 2019. First Trust Portfolios L.P., First Trust Advisors L.P. and The Charger Corporation filed their Schedule 13G jointly and did not differentiate holdings as between each entity.

Nuveen All Cap Energy MLP Opportunities Fund

Shareholder Name and Address	Class of Shares	Share Holdings	Percentage Owned
First Trust Portfolios L.P.* First Trust Advisors L.P. The Charger Corporation 120 East Liberty Drive, Suite 400 Wheaton, Illinois 60187	Common Shares	2,503,810	18.55%

*

Based on Schedule 13G/A filed with the SEC on February 8, 2019. First Trust Portfolios L.P., First Trust Advisors L.P. and The Charger Corporation filed their Schedule 13G jointly and did not differentiate holdings as between each entity.

Share Ownership

As of the Record Date, each Board Member’s and executive officer’s individual beneficial shareholdings of each Fund constituted [less than 1%] of the outstanding shares of each Fund. As of the Record Date, the Board Members and executive officers as a group beneficially owned [less than 1%] of the outstanding shares of each Fund.

Shareholder Proposals

To be considered for presentation at the 2020 annual meeting of shareholders for each Fund, shareholder proposals or nominations submitted pursuant to Rule 14a-8 of the 1934 Act must be received at the offices of that Fund, 333 West Wacker Drive, Chicago, Illinois 60606, not later than November 2, 2019. A shareholder wishing to provide notice in the manner prescribed by Rule 14a-4(c)(1) of a proposal submitted outside of the process of Rule 14a-8 for the annual meeting must, pursuant to each Fund’s By-Laws, submit such written notice to the Fund not later than January 16, 2020 or prior to January 1, 2020. Timely submission of a proposal does not mean that such proposal will be included in a proxy statement.

Copies of the By-Laws of each Fund are available on the EDGAR Database on the SEC’s website at www.sec.gov. Each Fund will also furnish, without charge, a copy of its By-laws to a shareholder upon request. Such requests should be directed to the appropriate Fund at 333 West Wacker Drive, Chicago, Illinois 60606, or by calling (800) 257-8787.

Shareholder Communications

Fund shareholders who want to communicate with the Board or any individual Board Member should write to the attention of William Siffermann, Manager of Fund Board Relations, Nuveen, 333 West Wacker Drive, Chicago, Illinois 60606. The letter should indicate that you are a Fund shareholder and note the Fund or Funds that you own. If the communication is intended for a specific Board Member and so indicates, it will be sent only to that Board Member. If a communication does not indicate a specific Board Member, it will be sent to the Independent Chairman and the outside counsel to the Independent Board Members for further distribution as deemed appropriate by such persons.

Expenses of Proxy Solicitation

The cost of preparing, printing and mailing the enclosed proxy, accompanying notice and proxy statement and all other costs in connection with the solicitation of proxies will be shared by Tortoise and the Predecessor Sub-Adviser. Solicitation may be made by letter or telephone by officers or employees of Nuveen or the Adviser, or by dealers and their representatives. The Funds have engaged Computershare Fund Services to assist in the solicitation of proxies, the cost of which will be shared by Tortoise and the Predecessor Sub-Adviser.

Fiscal Year

The last fiscal year end for Total Return Fund and Opportunities Fund was November 30, 2018.

Shareholder Report Delivery

Shareholder reports will be sent to shareholders of record of each Fund following the applicable period. Each Fund will furnish, without charge, a copy of its annual report and/or semi-annual report as available upon request. Such written or oral requests should be directed to such Fund at 333 West Wacker Drive, Chicago, Illinois 60606 or by calling 1-800-257-8787.

Please note that only one annual report, semi-annual report or proxy statement may be delivered to two or more shareholders of a Fund who share an address, unless the Fund has received instructions to the contrary. To request a separate copy of an annual report, semi-annual report or proxy statement, or for instructions as to how to request a separate copy of such documents or as to how to request a single copy if multiple copies of such documents are received, shareholders should contact the applicable Fund at the address and phone number set forth above.

Important Notice Regarding the Availability of Proxy Materials for the Shareholder Meeting To Be Held on November 21, 2019:

Each Fund’s proxy statement is available at http://www.nuveenproxy.com/Closed-End-Fund-Proxy-Information/. For more information, shareholders may also contact the applicable Fund at the address and phone number set forth above.

General

Management does not intend to present and does not have reason to believe that any other items of business will be presented at the Special Meeting. However, if other matters are properly presented at the Special Meeting for a vote, the proxies will be voted by the persons acting under the proxies upon such matters in accordance with their judgment of the best interests of the applicable Fund.

A list of shareholders entitled to be present and to vote at the Special Meeting will be available at the offices of the Funds, 333 West Wacker Drive, Chicago, Illinois 60606, for inspection by any shareholder during regular business hours beginning ten days prior to the date of the Special Meeting.

Failure of a quorum to be present with respect to a Fund at the Special Meeting will necessitate adjournment and will subject that Fund to additional expense. The persons named in the enclosed proxy may also move for an adjournment of the Special Meeting to permit further solicitation of proxies with respect to the proposal if they determine that adjournment and further solicitation is reasonable and in the best interests of that Fund. Under each Fund’s By-Laws, an adjournment of a meeting with respect to a matter requires the affirmative vote of a majority of the shares entitled to vote on the matter present in person or represented by proxy at the meeting.

IF YOU CANNOT BE PRESENT AT THE SPECIAL MEETING, YOU ARE REQUESTED TO FILL IN, SIGN AND RETURN THE ENCLOSED PROXY PROMPTLY. NO POSTAGE IS REQUIRED IF MAILED IN THE UNITED STATES.

Gifford R. Zimmerman

Vice President and Secretary

September [•], 2019

Appendix A:

Forms of New Sub-Advisory Agreements

NUVEEN ENERGY MLP TOTAL RETURN FUND

INVESTMENT SUB-ADVISORY AGREEMENT

AGREEMENT made as of this      day of                 , [2019], by and between Nuveen Fund Advisors, LLC, a Delaware limited liability company (the “Adviser”), and Tortoise Capital Advisors, L.L.C., a Delaware limited liability company and a federally registered investment adviser (“Tortoise” or the “Sub-Adviser”).

WHEREAS, Adviser serves as the investment manager for the Nuveen Energy MLP Total Return Fund (the “Fund”), a closed-end management investment company registered under the Investment Company Act of 1940, as amended (the “1940 Act”), pursuant to an Investment Management Agreement between Adviser and the Fund (as such agreement may be modified from time to time, the “Investment Management Agreement”); and

WHEREAS, Adviser desires to retain Sub-Adviser as its agent to furnish investment advisory services for a certain designated portion of the Fund’s investment portfolio, upon the terms and conditions hereafter set forth;

NOW, THEREFORE, in consideration of the mutual covenants herein contained, the parties hereto agree as follows:

1.        Appointment. Adviser hereby appoints the Sub-Adviser to provide certain sub-investment advisory services to the Fund for the period and on the terms set forth in this Agreement. The Sub-Adviser accepts such appointment and agrees to furnish the services herein set forth for the compensation herein provided.

2.        Services to be Performed. Subject always to the supervision of the Fund’s Board of Trustees and the Adviser, the Sub-Adviser will furnish an investment program in respect of, make investment decisions for, and place all orders for the purchase and sale of securities for the portion of the Fund’s investment portfolio allocated to the Sub-Adviser by the Adviser, all on behalf of the Fund and consistent with the investment objectives, policies and restrictions of the Fund, as such objectives, policies and restrictions may subsequently be changed by the Fund’s Board of Trustees and publicly described and as the Sub-Adviser is notified of such changes. In the performance of its duties, the Sub-Adviser will satisfy its fiduciary duties to the Fund, will monitor the Fund’s investments in securities selected for the Fund by the Sub-Adviser hereunder, and will comply with the provisions of the Fund’s Declaration of Trust and By-laws, as amended from time to time, and the investment objectives, policies and restrictions of the Fund, to the extent the Sub-Adviser has been notified of such objectives, policies and restrictions. The Adviser will provide the Sub-Adviser with current copies of the Fund’s Declaration of Trust and By-laws and any amendments thereto, and any written objectives, policies, procedures or limitations as they may be relevant to the Sub-Adviser’s performance under this Agreement. The Sub-Adviser and the Adviser will each make its officers and employees available to the other from time to time at reasonable times to review investment policies of the Fund and to consult with each other regarding the investment affairs of the Fund. The Sub-Adviser will report to the Fund’s Board of Trustees and to the Adviser with respect to the implementation of such program.

The Sub-Adviser will vote proxies solicited by or with respect to the issuers of securities in which assets of the Fund’s investment portfolio allocated by the Adviser to the Sub-Adviser are invested, consistent with the Sub-Adviser’s proxy voting guidelines, as in effect from time to time, and the best interests of the Fund. The Sub-Adviser will maintain appropriate records detailing its voting of proxies on behalf of the Fund and upon reasonable request will provide a report setting forth the proposals voted on and how the Fund’s shares were voted including the names of the corresponding issuers.

The Sub-Adviser is authorized to select the brokers or dealers that will execute the purchases and sales of portfolio securities for the Fund, and is directed to use its commercially reasonable efforts to obtain best execution, which includes most favorable net results and execution of the Fund’s orders, taking into account all appropriate factors, including price, dealer spread or commission, size and difficulty of the transaction and research and other services, if any, that may be provided. It is understood that the Sub-Adviser will not be deemed to have acted unlawfully, or to have breached a fiduciary duty to the Fund, or be in breach of any obligation owing to the Fund under this Agreement, or otherwise, solely by reason of its having caused the Fund to pay a member of a securities exchange, a broker or a dealer a commission for effecting a securities transaction for the Fund in excess of the amount of commission another member of an exchange, broker or dealer would have charged if the Sub-Adviser determined in good faith that the commission paid was reasonable in relation to the brokerage or research services provided by such member, broker or dealer, viewed in terms of that particular transaction or the Sub-Adviser’s overall responsibilities with respect to its accounts, including the Fund, as to which it exercises investment discretion. In addition, if in the judgment of the Sub-Adviser, the Fund would be benefited by supplemental services, the Sub-Adviser is authorized to pay spreads or commissions to brokers or dealers furnishing such services in excess of spreads or commissions that another broker or dealer may charge for the same transaction provided that the Sub-Adviser determined in good faith that the commission or spread paid was reasonable in relation to the services provided. The Sub-Adviser will properly communicate to the officers and trustees of the Fund such information relating to transactions for the Fund as they may reasonably request. In no instance will the Fund’s portfolio securities be purchased from or sold to the Adviser, the Sub-Adviser or any affiliated person of the Fund, the Adviser or the Sub-Adviser, except as may be permitted under the 1940 Act.

The Sub-Adviser further agrees that it:

(a)         will use the same degree of skill and care in providing such services as it uses in providing services to fiduciary accounts for which it has investment responsibilities;

(b)         will conform to all applicable Rules and Regulations of the Securities and Exchange Commission in all material respects and in addition will conduct its activities under this Agreement in accordance with any applicable regulations of any governmental authority pertaining to its investment advisory activities;

(c)         will report regularly to the Adviser and to the Board of Trustees of the Fund and will make appropriate persons available for the purpose of reviewing with representatives of the Adviser and the Board of Trustees on a regular basis at reasonable times the management of the Fund, including, without limitation, review of the general investment strategies of the Fund with respect to the Fund’s investment portfolio allocated to the Sub-Adviser and the performance of the Fund’s investment portfolio allocated to the Sub-Adviser in relation to standard industry indices and general conditions affecting the marketplace, and will provide various other reports from time to time as reasonably requested by the Adviser;

(d)         will prepare such books and records with respect to the Fund’s securities transactions for the portion of the Fund’s investment portfolio allocated to the Sub-Adviser as reasonably requested by the Adviser and will furnish the Adviser and Fund’s Board of Trustees such periodic and special reports as the Adviser and the Board of Trustees may reasonably request;

(e)         will monitor the pricing of portfolio securities, and events relating to the issuers of those securities and the markets in which the securities trade in the ordinary course of managing the securities in the Fund’s investment portfolio allocated to the Sub-Adviser, and will notify the Adviser promptly of any issuer-specific or market events or other situations that occur (particularly those that may occur after the close of a foreign market in which the securities may primarily trade but before the time at which such securities are priced on a given day) that may materially impact the pricing of one or more securities in the Sub-Adviser’s portion of the portfolio; and, in addition, the Sub-Adviser will assist the Adviser in evaluating the impact that such an event may have on the net asset value of the Fund and in determining a recommended fair value of the affected security or securities; and

(f)         will not consult with any other sub-adviser of the Fund or any other sub-adviser to a fund under common control with the Fund concerning transactions of the Fund in securities or other assets.

3.         Representations of the Sub-Adviser. The Sub-Adviser hereby represents that it:

(a)         is registered as an investment adviser under the Investment Advisers Act of 1940, as amended (the “Advisers Act”), and will continue to be so registered for so long as this Agreement remains in effect;

(b)         is not prohibited by the 1940 Act or the Advisers Act from performing investment advisory services for the Fund;

(c)         has met, and will continue to meet for so long as this Agreement remains in effect, any applicable federal or state requirements and any applicable requirements of any regulatory or industry self-regulatory agency which are necessary to be met in order to perform investment advisory services for the Fund; and

(d)         will immediately notify the Adviser of the occurrence of any event that would disqualify the Sub-Adviser from serving as an investment adviser of an investment company pursuant to Section 9(a) of the 1940 Act or otherwise.

4.         Expenses. During the term of this Agreement, the Sub-Adviser will pay all expenses incurred by it in connection with its activities under this Agreement other than the cost of securities (including brokerage commissions, exchange fees, transfer taxes and other related expenses) purchased for the Fund.

5.         Compensation. For the services provided and the expenses assumed pursuant to this Agreement, the Adviser will pay the Sub-Adviser, and the Sub-Adviser agrees to accept as full compensation therefor, a per annum portfolio management fee of 0.50% of the Fund’s managed assets allocated to the Sub-Adviser by the Adviser pursuant to this Agreement. “Managed assets” for this purpose means the total assets of the Fund, minus the sum of its accrued liabilities (other than Fund liabilities incurred for the express purpose of creating effective leverage).

The portfolio management fee shall accrue on each calendar day, and shall be payable monthly on the second business day of the next succeeding calendar month. The daily fee accrual shall be computed by multiplying the fraction of one divided by the number of days in the calendar year by the applicable annual fee rate, and multiplying this product by the managed assets of the Fund, determined in the manner established by the Fund’s Board of Trustees, allocated to the Sub-Adviser as of the close of business on the last preceding business day on which the Fund’s net asset value was determined.

For the month and year in which this Agreement becomes effective or terminates, there shall be an appropriate proration on the basis of the number of days that the Agreement is in effect during the month and year, respectively.

6.         Services to Others. The Adviser understands, and has advised the Fund’s Board of Trustees, that the Sub-Adviser now acts, and may in the future act, as an investment adviser to other investment portfolios, including investment companies, provided that whenever the Fund and one or more other investment advisory clients of the Sub-Adviser have available funds for investment, investments suitable and appropriate for each will be allocated in a manner believed by the Sub-Adviser to be equitable to each. The Adviser recognizes, and has advised the Fund’s Board of Trustees, that in some cases this procedure may adversely affect the size of the position that the Fund may obtain in a particular security. It is further agreed that, on occasions when the Sub-Adviser deems the purchase or sale of a security to be in the best interests of the Fund as well as other accounts, it may, to the extent permitted by applicable law, but will not be obligated to, aggregate the securities to be so sold or purchased for the Fund with those to be sold or purchased for other accounts in order to obtain favorable execution and lower brokerage commissions. In addition, the Adviser understands, and has advised the Fund’s Board of Trustees, that the persons employed by the Sub-Adviser to assist in the Sub-Adviser’s duties under this Agreement will not devote their full such efforts and service to the Fund. It is also agreed that the Sub-Adviser may use any supplemental research obtained for the benefit of the Fund in providing investment advice to its other investment advisory accounts or for managing its own accounts. The Sub-Adviser shall be subject to a written code of ethics adopted by it pursuant to Rule 17j-1 of the 1940 Act, and shall not be subject to any other code of ethics, including the Adviser’s code of ethics, unless specifically adopted by the Sub-Adviser.

7.         Limitation of Liability. The Sub-Adviser shall not be liable for, and the Adviser will not take any action against the Sub-Adviser to hold Sub-Adviser liable for, any error of judgment or mistake of law or for any loss suffered by the Fund (including, without limitation, by reason of the purchase, sale or retention of any security) in connection with the performance of the Sub-Adviser’s duties under this Agreement, except for a loss resulting from willful misfeasance, bad faith or gross negligence on the part of the Sub-Adviser in the performance of its duties under this Agreement, or by reason of its reckless disregard of its obligations and duties under this Agreement.

8.         Term; Termination; Amendment. This Agreement shall become effective as of the date hereof, provided that it has been approved by a vote of a majority of the outstanding voting securities of the Fund in accordance with the requirements of the 1940 Act, and shall remain in full force until ______, [2021] unless sooner terminated as hereinafter provided. This Agreement shall continue in force from year to year thereafter with respect to the Fund, but only as long as such continuance is specifically approved for the Fund at least annually in the manner required by the 1940 Act and the rules and regulations thereunder; provided, however, that if the continuation of this Agreement is not approved for the Fund, the Sub-Adviser may continue to serve in such capacity for the Fund in the manner and to the extent permitted by the 1940 Act and the rules and regulations thereunder.

This Agreement shall automatically terminate in the event of its assignment and may be terminated at any time without the payment of any penalty by the Adviser on no less than sixty (60) days’ written notice to the Sub-Adviser. This Agreement may be terminated at any time without the payment of any penalty by the Sub-Adviser on no less than sixty (60) days’ written notice to the Fund. This Agreement may also be terminated with respect to the Fund by action of the Board of Trustees or by a vote of a majority of the outstanding voting securities of the Fund on no less than sixty (60) days’ written notice to the Sub-Adviser by the Fund..

This Agreement may be terminated with respect to the Fund at any time without payment of any penalty by action of the Board of Trustees or by a vote of a majority of the outstanding voting securities of the Fund in the event that it shall have been established by a court of competent jurisdiction that the Sub-Adviser or any officer or director of the Sub-Adviser has taken any action that results in a breach of the representations of the Sub-Adviser set forth herein.

The terms “assignment” and “vote of a majority of the outstanding voting securities shall have the meanings set forth in the 1940 Act and the rules and regulations thereunder.

Termination of this Agreement shall not affect the right of the Sub-Adviser to receive payments on any unpaid balance of the compensation described in Section 5 earned prior to the effective date of such termination.

9.         Tortoise Name. The Fund shall furnish to the Sub-Adviser all prospectuses, proxy statements, reports to shareholders, sales literature or other material prepared for distribution which refers to the Sub-Adviser by name prior to the use thereof. The Fund shall not use any such materials if the Sub-Adviser reasonably objects to such use. This paragraph shall survive the termination of this Agreement.

10.         Notice. Any notice under this Agreement shall be in writing, addressed and delivered or mailed, postage prepaid, to the other party:

If to the Adviser: Nuveen Fund Advisors, LLC 333 West Wacker Drive Chicago, Illinois 60606 Attention: General Counsel	If to the Sub-Adviser: Tortoise Capital Advisors, L.L.C. 11550 Ash Street, Suite 300 Leawood, Kansas 66211 Attention: [ ]

or such address as each such party may designate for the receipt of such notice.

11.         Limitations on Liability. All parties hereto are expressly put on notice of the Fund’s Agreement and Declaration of Trust and all amendments thereto, a copy of which is on file with the Secretary of the Commonwealth of Massachusetts, and the limitation of shareholder and trustee liability contained therein. The obligations of the Fund entered in the name or on behalf thereof by any of the Trustees, representatives or agents are made not individually but only in such capacities and are not binding upon any of the Trustees, officers or shareholders of the Fund individually but are binding upon only the assets and property of the Fund, and persons dealing with the Fund must look solely to the assets of the Fund and those assets belonging to the subject Fund, for the enforcement of any claims.

12.         Miscellaneous. The captions in this Agreement are included for convenience of reference only and in no way define or delimit any of the provisions hereof or otherwise affect their construction or effect. If any provision of this Agreement is held or made invalid by a court decision, statute, rule or otherwise, the remainder of this Agreement will not be affected thereby. This Agreement will be binding upon and shall inure to the benefit of the parties hereto and their respective successors.

13.         Applicable Law. This Agreement shall be construed in accordance with applicable federal law and the laws of the State of Illinois (except as to Section 11 hereof which shall be construed in accordance with the laws of Missouri).

IN WITNESS WHEREOF, the Adviser and the Sub-Adviser have caused this Agreement to be executed as of the day and year first above written.

NUVEEN FUND ADVISORS, LLC By: Name: Title:	TORTOISE CAPITAL ADVISORS, L.L.C. By: Name: Title:

NUVEEN ALL CAP ENERGY MLP OPPORTUNITIES FUND

INVESTMENT SUB-ADVISORY AGREEMENT

AGREEMENT made as of this      day of                 , [2019], by and between Nuveen Fund Advisors, LLC, a Delaware limited liability company (the “Adviser”), and Tortoise Capital Advisors, L.L.C., a Delaware limited liability company and a federally registered investment adviser (“Tortoise” or the “Sub-Adviser”).

WHEREAS, Adviser serves as the investment manager for the Nuveen All Cap Energy MLP Opportunities Fund (the “Fund”), a closed-end management investment company registered under the Investment Company Act of 1940, as amended (the “1940 Act”), pursuant to an Investment Management Agreement between Adviser and the Fund (as such agreement may be modified from time to time, the “Investment Management Agreement”);

WHEREAS, Adviser desires to retain Sub-Adviser as its agent to furnish investment advisory services for a certain designated portion of the Fund’s investment portfolio, upon the terms and conditions hereafter set forth;

NOW, THEREFORE, in consideration of the mutual covenants herein contained, the parties hereto agree as follows:

1.        Appointment. Adviser hereby appoints the Sub-Adviser to provide certain sub-investment advisory services to the Fund for the period and on the terms set forth in this Agreement. The Sub-Adviser accepts such appointment and agrees to furnish the services herein set forth for the compensation herein provided.

2.        Services to be Performed. Subject always to the supervision of the Fund’s Board of Trustees and the Adviser, the Sub-Adviser will furnish an investment program in respect of, make investment decisions for, and place all orders for the purchase and sale of securities for the portion of the Fund’s investment portfolio allocated to the Sub-Adviser by the Adviser, all on behalf of the Fund and consistent with the investment objectives, policies and restrictions of the Fund, as such objectives, policies and restrictions may subsequently be changed by the Fund’s Board of Trustees and publicly described and as the Sub-Adviser is notified of such changes. In the performance of its duties, the Sub-Adviser will satisfy its fiduciary duties to the Fund, will monitor the Fund’s investments in securities selected for the Fund by the Sub-Adviser hereunder, and will comply with the provisions of the Fund’s Declaration of Trust and By-laws, as amended from time to time, and the investment objectives, policies and restrictions of the Fund, to the extent the Sub-Adviser has received such Declaration of Trust and By-laws and has been notified of such objectives, policies and restrictions. The Adviser will provide the Sub-Adviser with current copies of the Fund’s Declaration of Trust and By-laws and any amendments thereto, and any written objectives, policies, procedures or limitations as they may be relevant to the Sub-Adviser’s performance under this Agreement. The Sub-Adviser and the Adviser will each make its officers and employees available to the other from time to time at reasonable times to review investment policies of the Fund and to consult with each other regarding the investment affairs of the Fund. The Sub-Adviser will report to the Fund’s Board of Trustees and to the Adviser with respect to the implementation of such program.

The Sub-Adviser will vote proxies solicited by or with respect to the issuers of securities in which assets of the Fund’s investment portfolio allocated by the Adviser to the Sub-Adviser are invested, consistent with the Sub-Adviser’s proxy voting guidelines, as in effect from time to time, and the best interests of the Fund. The Sub-Adviser will maintain appropriate records detailing its voting of proxies on behalf of the Fund and upon reasonable request will provide a report setting forth the proposals voted on and how the Fund’s shares were voted including the names of the corresponding issuers.

The Sub-Adviser is authorized to select the brokers or dealers that will execute the purchases and sales of portfolio securities for the Fund, and is directed to use its commercially reasonable efforts to obtain best execution, which includes most favorable net results and execution of the Fund’s orders, taking into account all appropriate factors, including price, dealer spread or commission, size and difficulty of the transaction and research and other services, if any, that may be provided. It is understood that the Sub-Adviser will not be deemed to have acted unlawfully, or to have breached a fiduciary duty to the Fund, or be in breach of any obligation owing to the Fund under this Agreement, or otherwise, solely by reason of its having caused the Fund to pay a member of a securities exchange, a broker or a dealer a commission for effecting a securities transaction for the Fund in excess of the amount of commission another member of an exchange, broker or dealer would have charged if the Sub-Adviser determined in good faith that the commission paid was reasonable in relation to the brokerage or research services provided by such member, broker or dealer, viewed in terms of that particular transaction or the Sub-Adviser’s overall responsibilities with respect to its accounts, including the Fund, as to which it exercises investment discretion. In addition, if in the judgment of the Sub-Adviser, the Fund would be benefited by supplemental services, the Sub-Adviser is authorized to pay spreads or commissions to brokers or dealers furnishing such services in excess of spreads or commissions that another broker or dealer may charge for the same transaction provided that the Sub-Adviser determined in good faith that the commission or spread paid was reasonable in relation to the services provided. The Sub-Adviser will properly communicate to the officers and trustees of the Fund such information relating to transactions for the Fund as they may reasonably request. In no instance will the Fund’s portfolio securities be purchased from or sold to the Adviser, the Sub-Adviser or any affiliated person of the Fund, the Adviser or the Sub-Adviser, except as may be permitted under the 1940 Act.

The Sub-Adviser further agrees that it:

(a)         will use the same degree of skill and care in providing such services as it uses in providing services to fiduciary accounts for which it has investment responsibilities;

(b)         will conform to all applicable Rules and Regulations of the Securities and Exchange Commission in all material respects and in addition will conduct its activities under this Agreement in accordance with any applicable regulations of any governmental authority pertaining to its investment advisory activities;

(c)         will report regularly to the Adviser and to the Board of Trustees of the Fund and will make appropriate persons available for the purpose of reviewing with representatives of the Adviser and the Board of Trustees on a regular basis at reasonable times the management of the Fund, including, without limitation, review of the general investment strategies of the Fund with respect to the Fund’s investment portfolio allocated to the Sub-Adviser and the performance of the Fund’s investment portfolio allocated to the Sub-Adviser in relation to standard industry indices and general conditions affecting the marketplace, and will provide various other reports from time to time as reasonably requested by the Adviser;

(d)         will prepare such books and records with respect to the Fund’s securities transactions for the portion of the Fund’s investment portfolio allocated to the Sub-Adviser as reasonably requested by the Adviser and will furnish the Adviser and Fund’s Board of Trustees such periodic and special reports as the Adviser and the Board of Trustees may reasonably request;

(e)         will notify the Adviser promptly of any issuer-specific or market events or other situations of which it becomes aware (particularly those that may occur after the close of a foreign market in which the Fund’s portfolio securities may primarily trade but before the time at which such securities are priced on a given day) that may materially impact the pricing of one or more securities in the Sub-Adviser’s portion of the portfolio; and, upon request, the Sub-Adviser will assist the Adviser in evaluating the impact that any such event identified by the Adviser or Sub-Adviser may have on the net asset value of the Fund and in determining a recommended fair value of the affected security or securities; and

(f)         will not consult with any other sub-adviser of the Fund or any other sub-adviser to a fund under common control with the Fund concerning transactions of the Fund in securities or other assets.

3.         Representations of the Sub-Adviser. The Sub-Adviser hereby represents that it:

(a)         is registered as an investment adviser under the Investment Advisers Act of 1940, as amended (the “Advisers Act”), and will continue to be so registered for so long as this Agreement remains in effect;

(b)         is not prohibited by the 1940 Act or the Advisers Act from performing investment advisory services for the Fund;

(c)         has met, and will continue to meet for so long as this Agreement remains in effect, any applicable federal or state requirements and any applicable requirements of any regulatory or industry self-regulatory agency which are necessary to be met in order to perform investment advisory services for the Fund; and

(d)         will immediately notify the Adviser of the occurrence of any event that would disqualify the Sub-Adviser from serving as an investment adviser of an investment company pursuant to Section 9(a) of the 1940 Act or otherwise.

4.         Expenses. During the term of this Agreement, the Sub-Adviser will pay all expenses incurred by it in connection with its activities under this Agreement other than the cost of securities (including brokerage commissions, exchange fees, transfer taxes and other related expenses) purchased for the Fund.

5.         Compensation. For the services provided and the expenses assumed pursuant to this Agreement, the Adviser will pay the Sub-Adviser, and the Sub-Adviser agrees to accept as full compensation therefor, a per annum portfolio management fee of 0.50% of the Fund’s managed assets allocated to the Sub-Adviser by the Adviser pursuant to this Agreement. “Managed assets” for this purpose means the total assets of the Fund, minus the sum of its accrued liabilities (other than Fund liabilities incurred for the express purpose of creating effective leverage).

The portfolio management fee shall accrue on each calendar day, and shall be payable monthly on the second business day of the next succeeding calendar month. The daily fee accrual shall be computed by multiplying the fraction of one divided by the number of days in the calendar year by the applicable annual fee rate, and multiplying this product by the managed assets of the Fund, determined in the manner established by the Fund’s Board of Trustees, allocated to the Sub-Adviser as of the close of business on the last preceding business day on which the Fund’s net asset value was determined.

For the month and year in which this Agreement becomes effective or terminates, there shall be an appropriate proration on the basis of the number of days that the Agreement is in effect during the month and year, respectively.

6.         Services to Others. The Adviser understands, and has advised the Fund’s Board of Trustees, that the Sub-Adviser now acts, and may in the future act, as an investment adviser to other investment portfolios, including investment companies, provided that whenever the Fund and one or more other investment advisory clients of the Sub-Adviser have available funds for investment, investments suitable and appropriate for each will be allocated in a manner believed by the Sub-Adviser to be equitable to each. The Adviser recognizes, and has advised the Fund’s Board of Trustees, that in some cases this procedure may adversely affect the size of the position that the Fund may obtain in a particular security. It is further agreed that, on occasions when the Sub-Adviser deems the purchase or sale of a security to be in the best interests of the Fund as well as other accounts, it may, to the extent permitted by applicable law, but will not be obligated to, aggregate the securities to be so sold or purchased for the Fund with those to be sold or purchased for other accounts in order to obtain favorable execution and lower brokerage commissions. In addition, the Adviser understands, and has advised the Fund’s Board of Trustees, that the persons employed by the Sub-Adviser to assist in the Sub-Adviser’s duties under this Agreement will not devote their full such efforts and service to the Fund. It is also agreed that the

Sub-Adviser may use any supplemental research obtained for the benefit of the Fund in providing investment advice to its other investment advisory accounts or for managing its own accounts. The Sub-Adviser shall be subject to a written code of ethics adopted by it pursuant to Rule 17j-1 of the 1940 Act and Rule 204A-1 under the Advisers Act, and shall not be subject to any other code of ethics, including the Adviser’s code of ethics, unless specifically adopted by the Sub-Adviser.

7.         Limitation of Liability. The Sub-Adviser shall not be liable for, and the Adviser will not take any action against the Sub-Adviser to hold Sub-Adviser liable for, any error of judgment or mistake of law or for any loss suffered by the Fund (including, without limitation, by reason of the purchase, sale or retention of any security) in connection with the performance of the Sub-Adviser’s duties under this Agreement, except for a loss resulting from willful misfeasance, bad faith or gross negligence on the part of the Sub-Adviser in the performance of its duties under this Agreement, or by reason of its reckless disregard of its obligations and duties under this Agreement.

8.         Term; Termination; Amendment. This Agreement shall become effective with respect to the Fund on the same date as the Investment Management Agreement between the Fund and the Adviser becomes effective, provided that it has been approved by a vote of a majority of the outstanding voting securities of the Fund in accordance with the requirements of the 1940 Act, and shall remain in full force until                 , [2021] unless sooner terminated as hereinafter provided. This Agreement shall continue in force from year to year thereafter with respect to the Fund, but only as long as such continuance is specifically approved for the Fund at least annually in the manner required by the 1940 Act and the rules and regulations thereunder; provided, however, that if the continuation of this Agreement is not approved for the Fund, the Sub-Adviser may continue to serve in such capacity for the Fund in the manner and to the extent permitted by the 1940 Act and the rules and regulations thereunder.

This Agreement shall automatically terminate in the event of its assignment and may be terminated at any time without the payment of any penalty by the Adviser on no less than sixty (60) days’ written notice to the Sub-Adviser. This Agreement may be terminated at any time without the payment of any penalty by the Sub-Adviser on no less than sixty (60) days’ written notice to the Fund. This Agreement may also be terminated with respect to the Fund by action of the Board of Trustees or by a vote of a majority of the outstanding voting securities of the Fund on no less than sixty (60) days’ written notice to the Sub-Adviser by the Fund.

This Agreement may be terminated with respect to the Fund at any time without payment of any penalty by action of the Board of Trustees or by a vote of a majority of the outstanding voting securities of the Fund in the event that it shall have been established by a court of competent jurisdiction that the Sub-Adviser or any officer or director of the Sub-Adviser has taken any action that results in a breach of the representations of the Sub-Adviser set forth herein.

The terms “assignment” and “vote of a majority of the outstanding voting securities shall have the meanings set forth in the 1940 Act and the rules and regulations thereunder.

Termination of this Agreement shall not affect the right of the Sub-Adviser to receive payments on any unpaid balance of the compensation described in Section 5 earned prior to the effective date of such termination.

9.         Tortoise Name. The Fund shall furnish to the Sub-Adviser all prospectuses, proxy statements, reports to shareholders, sales literature or other material prepared for distribution which refers to the Sub-Adviser by name prior to the use thereof. The Fund shall not use any such materials if the Sub-Adviser reasonably objects to such use. This paragraph shall survive the termination of this Agreement.

10.         Notice. Any notice under this Agreement shall be in writing, addressed and delivered or mailed, postage prepaid, to the other party:

If to the Adviser: Nuveen Fund Advisors, LLC 333 West Wacker Drive Chicago, Illinois 60606 Attention: General Counsel	If to the Sub-Adviser: Tortoise Capital Advisors, L.L.C. 11550 Ash Street, Suite 300 Leawood, Kansas 66211 Attention: [ ]

or such address as each such party may designate for the receipt of such notice.

11.         Limitations on Liability. All parties hereto are expressly put on notice of the Fund’s Agreement and Declaration of Trust and all amendments thereto, a copy of which is on file with the Secretary of the Commonwealth of Massachusetts, and the limitation of shareholder and trustee liability contained therein. The obligations of the Fund entered in the name or on behalf thereof by any of the Trustees, representatives or agents are made not individually but only in such capacities and are not binding upon any of the Trustees, officers or shareholders of the Fund individually but are binding upon only the assets and property of the Fund, and persons dealing with the Fund must look solely to the assets of the Fund and those assets belonging to the subject Fund, for the enforcement of any claims.

12.         Miscellaneous. The captions in this Agreement are included for convenience of reference only and in no way define or delimit any of the provisions hereof or otherwise affect their construction or effect. If any provision of this Agreement is held or made invalid by a court decision, statute, rule or otherwise, the remainder of this Agreement will not be affected thereby. This Agreement will be binding upon and shall inure to the benefit of the parties hereto and their respective successors.

13.         Applicable Law. This Agreement shall be construed in accordance with applicable federal law and the laws of the State of Illinois.

IN WITNESS WHEREOF, the Adviser and the Sub-Adviser have caused this Agreement to be executed as of the day and year first above written.

NUVEEN FUND ADVISORS, LLC By: Name: Title:	TORTOISE CAPITAL ADVISORS, L.L.C. By: Name: Title:

Nuveen

333 West Wacker Drive

Chicago, Illinois 60606-1286

(800) 257-8787

www.nuveen.com	JMF JMLP P 0919

EVERY SHAREHOLDER’S VOTE IS IMPORTANT

EASY VOTING OPTIONS:
VOTE ON THE INTERNET Log on to: www.proxy-direct.com or scan the QR code Follow the on-screen instructions available 24 hours
VOTE BY PHONE Call 1-800-337-3503 Follow the recorded instructions available 24 hours
VOTE BY MAIL Vote, sign and date this Proxy Card and return in the postage-paid envelope
VOTE IN PERSON Attend Shareholder Meeting 333 West Wacker Drive Chicago, IL, 60606 on November 21, 2019

Please detach at perforation before mailing.

NUVEEN FUNDS

THIS PROXY IS SOLICITED BY THE BOARD OF

NUVEEN ENERGY MLP TOTAL RETURN FUND

FOR A JOINT SPECIAL MEETING OF SHAREHOLDERS, NOVEMBER 21, 2019

COMMON SHARES

The Joint Special Meeting of Shareholders of Nuveen Energy MLP Total Return Fund will be held on November 21, 2019 at [●] [●]. Central time, in the offices of Nuveen, LLC, 333 West Wacker Drive, Chicago, Illinois, 60606. At this meeting, you will be asked to vote on the proposal described in the Joint Proxy Statement. The undersigned hereby appoints Kevin J. McCarthy, Mark L. Winget and Gifford R. Zimmerman, and each of them, with full power of substitution, proxies for the undersigned, to represent and vote the shares of the undersigned at the Joint Special Meeting of Shareholders to be held on November 21, 2019, or any adjournment(s), postponement(s) or delay(s) thereof. In their discretion, the proxies named above are authorized to vote upon such other matters as may properly come before the meeting or any adjournment(s), postponement(s) or delay(s) thereof.

WHETHER OR NOT YOU PLAN TO JOIN US AT THE MEETING, PLEASE COMPLETE, DATE AND SIGN YOUR PROXY CARD AND RETURN IT IN THE ENCLOSED ENVELOPE SO THAT YOUR VOTE WILL BE COUNTED.

VOTE VIA THE INTERNET: www.proxy-direct.com VOTE VIA THE TELEPHONE: 1-800-337-3503

PLEASE SIGN, DATE ON THE REVERSE SIDE AND RETURN THE PROXY PROMPTLY USING THE ENCLOSED ENVELOPE.

EVERY SHAREHOLDER’S VOTE IS IMPORTANT!

VOTE THIS PROXY CARD TODAY!

Important Notice Regarding the Availability of Proxy Materials for

Nuveen Energy MLP Total Return Fund

Joint Special Meeting of Shareholders to Be Held on November 21, 2019.

The Joint Proxy Statement for this meeting is available at:

http://www.nuveenproxy.com/Closed-End-Fund-Proxy-Information/

IF YOU VOTE ON THE INTERNET OR BY TELEPHONE,

YOU NEED NOT RETURN THIS PROXY CARD

Please detach at perforation before mailing.

In their discretion, the proxy holders are authorized to vote upon such other matters as may properly come before the meeting or any adjournments or postponements thereof.

Properly executed proxies will be voted as specified. If no other specification is made, such shares will be voted “FOR” the proposal.

TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS SHOWN IN THIS EXAMPLE:

Proposal THE BOARD RECOMMENDS THAT YOU VOTE “FOR” THE PROPOSAL

	FOR	AGAINST	ABSTAIN
1. To approve a new investment sub-advisory agreement between Nuveen Fund Advisors, LLC, as investment adviser, and Tortoise Capital Advisors, L.L.C., as investment sub-adviser.	☐	☐	☐

2. To transact such other business as may properly come before the Special Meeting or any adjournments or postponements thereof.

Authorized Signatures — This section must be completed for your vote to be counted. — Sign and Date Below

Note:

Please sign exactly as your name(s) appear(s) on this Proxy Card, and date it. When shares are held jointly, each holder should sign. When signing as attorney, executor, guardian, administrator, trustee, officer of corporation or other entity or in another representative capacity, please give the full title under the signature.

Date (mm/dd/yyyy) — Please print date below	Signature 1 — Please keep signature within the box	Signature 2 — Please keep signature within the box
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xxxxxxxxxxxxxx	JMF1 30874	M xxxxxxxx	+